Exhibit 32.1





CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Pope Resources on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange

Commission on the date hereof (the "Periodic Report"), I, David L. Nunes,

Chief Executive Officer of the Partnership, certify, pursuant to 18

U.S.C. Section 1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, that:



1. The Periodic Report fully complies with the requirements of Section

13(a) of 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the

Partnership.



/s/ David L. Nunes
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David L. Nunes
President and Chief Executive Officer
Pope MGP
August 8, 2003